UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska, 8137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska, 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period:  6/30/12

Item 1.  Reports to Stockholders.

Quantitative Managed Futures Strategy Fund

CLASS A, CLASS C AND CLASS I SHARES

Annual Report

June 30, 2012

1-855-QMF-FUND

WWW.QMFSFUND.COM

Distributed by Northern Lights Distributors, LLC

Member FINRA

1001 West Loop South, Suite 811

Houston, TX 77027

888.759.3817

www.qmfsfund.com

June 30, 2012

Dear Shareholders,

Investment Strategy

The Fund seeks to achieve positive absolute returns with less volatility than equity markets. The Fund seeks to achieve these objectives by utilizing both a managed futures strategy and a fixed income strategy while attempting to maintain non-correlation with major equity market indices.

The Managed Futures strategy is designed to produce returns related to price fluctuations in the commodity futures and financial futures (equity, interest rate and currency) markets. The Fund's Advisor utilizes a strategic asset allocation across various managed futures sub-strategies designed to reduce portfolio volatility.

The Fixed Income strategy is designed to generate absolute returns from interest income with less volatility than equity markets by investing primarily in U.S. Dollar-denominated fixed income securities. The fixed income portion of the Fund's portfolio will be invested with an average duration of less than 5 years.

Performance Review

For the fiscal year ended June 30, 2012, Quantitative Managed Futures Strategy Fund (the "Fund") Class A (without load) shares and Class I shares returned -1.10% each, while Class C shares returned -0.60%. The Fund's primary benchmark, the Barclay BTOP50® Index, returned -2.56% during the same period.

As the Fund's inception date was September 30, 2011, it spent the 4th quarter of 2011 becoming accessible on various investment platforms. The Fund's investment strategy focused on Fixed Income, as assets were not yet in place to implement the Managed Futures Strategy. The Fund finished the 4th quarter of 2011 flat in all three share classes. The Barclay BTOP50® Index returned -2.40% during the same period.

1001 West Loop South, Suite 811

Houston, TX 77027

888.759.3817

www.qmfsfund.com

During the 1st quarter of 2012, the Fund began accessing Commodity Trading Advisors ("CTAs") in accordance with its Managed Futures Strategy. The Fund invested initially in three CTAs with vastly different strategies, focused on diversifying its managed futures exposure. Performance was positive for the 1st quarter of 2012, with Class A shares (without load) returning +0.80%, while Class C and I shares returned +0.90% each. During the same period, the Barclay BTOP50® Index returned -0.56%.

During the 2nd quarter of 2012, the Fund invested in four additional CTAs, increasing exposure to a total of seven CTAs by the middle of the quarter. The Fund continued to focus on diversifying its managed futures exposure across multiple strategies in accordance with its stated investment strategy. Performance was slightly negative for the 2nd quarter of 2012, with Class A shares (without load) returning -0.40%, while Class C shares returned -0.50% and Class I shares returned -0.30%. During the same period, the Barclay BTOP50® Index returned +0.40%.

The ongoing European debt crisis has been the dominant market factor since the Fund's inception on September 30, 2011. The markets continue to be driven by intervention, as the world's central banks and governments grapple with how best to solve debt and economic woes. The US economy showed signs of improvement in the early part of 2012, but during the 2nd quarter, signs developed pointing to a slowdown. Markets in general have been choppy, with frequent price reversals, as investors react to news flow regarding the debt crisis. The choppy conditions are typically very tough for CTAs, as models tend to get whipsawed back and forth without sustained market direction. Additionally, fundamentals-based trading models have great difficulty analyzing government bailouts and other types of intervention in the short-term. For these reasons and others, it has been a challenging period for many CTAs, with most indices being down during the period. However, strong risk management and strategy diversification were successful in minimizing the losses, despite the difficult conditions. Since inception, the Fund has outperformed its primary benchmark by more than 140 basis points in each of the three share classes. Additionally, the Fund outperformed the majority of its peers and other managed futures indices. We believe the Fund's unique investment strategy and strategic diversification enabled it to manage the challenging environment successfully.

Investment Outlook

Uncertainty continues to exist throughout the global economy, as Europe dominates the news cycle and the US economy shows signs of a slowdown. In addition, election year politics in the US and political unrest in the Middle East create further market uncertainty. We believe that investors and asset managers alike should be prepared for frequent price reversals and difficult market conditions as these issues sort themselves out over time.

1306-NLD-8/16/2012

Quantitative Managed Futures Strategy Fund
PORTFOLIO REVIEW
June 30, 2012 (Unaudited)

The Portfolio's performance figures* for the period ended June 30, 2012, as compared to its benchmark:

Since Inception**
Quantitative Managed Futures Strategy Fund Class A	(1.10)%
Quantitative Managed Futures Strategy Fund Class A with Load	(6.79)%
Quantitative Managed Futures Strategy Fund Class C	(0.60)%
Quantitative Managed Futures Strategy Fund Class I	(1.10)%
Barclay BTOP50 Index	(2.56)%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.   Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 1.99% for Class A shares, 2.74% for Class C shares and 1.74% for Class I Shares per the July 22, 2011, prospectus. For performance information current to the most recent month-end, please call toll-free
1-855-QMF-FUND.

The Barclay BTOP50 Index ("BTOP50 Index") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2011 there are 28 funds in the BTOP50 Index.

** Inception date is September 30, 2011.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Debt Funds	52.0%
Other / Cash & Cash Equivalents Less Liabilities	48.0%
100.0%

Quantitative Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2012
	Shares		Value
		EXCHANGE TRADED FUNDS - 52.0%
		DEBT FUNDS - 52.0%
	81,467	PIMCO Total Return Fund	$ 920,575
	98,752	Vanguard Limited Term Tax-Exempt Fund	1,102,078
	141,398	Vanguard Short-Term Bond Index Fund	1,503,056
	69,154	Vanguard Short-Term Tax-Exempt Fund	1,100,935
	139,630	Vanguard Short-Term Treasury Fund	1,502,424
		TOTAL EXCHANGE TRADED FUNDS
		(Cost $6,117,145)	6,129,068

		SHORT-TERM INVESTMENT - 9.7%
	1,146,034	Fidelity Institutional Money Market Portfolio to yield 0.18%+*
		(Cost $1,146,034)	1,146,034

		TOTAL INVESTMENTS - 61.7% (Cost $7,263,179) (a)	$ 7,275,102
		OTHER ASSETS LESS LIABILITIES - 38.3%	4,517,998
		TOTAL NET ASSETS - 100.0%	$ 11,793,100

+	Variable rate security, the money market rate shown represents the rate at June 30, 2012.
*	A portion of this security is a holding of QMFS Fund Ltd.
(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,279,813 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:	$ 15,487
		Unrealized Depreciation:	(20,198)
		Net Unrealized Depreciation:	$ (4,711)

See accompanying notes to financial statements.

Quantitative Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF FUTURES CONTRACTS
June 30, 2012

Description	Long Contracts		Notional Amount at Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
3MO EURO EURIBOR	120	#	$ 37,755,917	Dec 2012 through June 2014	$ 31,570
90 DAY BANK BILL	51	#	51,787,276	Dec 12 through June 13	(20,213)
90 DAY EURO$ FUTURE	43	#	10,694,312	Dec 12 through Mar 13	4,288
90 DAY STERLING FUTURE	46	#	8,936,004	Mar 13 through June 14	3,289
A$ CURRENCY FUTURE	8	#	813,520	Sept 12	18,140
AUST 10YR BOND FUTURE	3	#	385,105	Sept 12	(2,422)
AUST 3YR BOND FUTURE	16	#	1,807,235	Sept 12	(3,354)
BP CURRENCY FUTURE	2	#	195,963	Sept 12	(281)
BRENT CRUDE FUTURE	18	^	1,760,400	Aug 12	29,290
CAD BANK ACCEPTANCE	21	#	5,097,584	Dec 12 through June 13	(615)
CAN 10YR BOND FUTURE	16	#	2,176,930	Sept 12	16,972
CATTLE FEEDER FUTURE CME	2	^	157,050	Nov 12	(338)
CHF CURRENCY FUTURE	6	#	792,075	Sept 12	6,563
COCOA FUTURE	7	^	161,280	Dec 12	7,550
COFFEE 'C' FUTURE	3	^	195,469	Dec 12	17,006
COPPER FUTURE	4	^	349,650	Sept 12	2,413
CORN FUTURE CBOT	19	^	598,012	Sept 12 through Dec 12	8,588
CRUDE OIL FUTURE	33	^	2,839,930	Aug 12 through Nov 12	191,120
DAX INDEX FUTURE	1	#	202,813	Sept 12	7,450
DJIA MINI e-CBOT	2	#	128,080	Sept 12	1,810
DOLLAR INDEX	14	^	1,144,542	Sept 12	(15,974)
EURO-BOBL FUTURE	20	#	3,185,798	Sept 12	(23,320)
EURO-BUND FUTURE	1	#	178,282	Sept 12	(1,265)
EURODOLLAR	7	#	1,738,413	Mar 14 through June 14	(225)
EURO-SCHATZ FUTURE	137	#	19,154,029	Sept 12	(27,400)
EUROSWISS	24	#	6,326,314	Dec 12 through June 13	(5,928)
FTSE 100 IDX FUTURE	2	^#	172,969	Sept 12	1,409
GAS OIL FUTURE (ICE)	1	#	84,325	Aug 12	125
GASOLINE RBOB FUTURE	1	#	110,536	Aug 12	1,991
GOLD 100 OZ FUTURE	3	^	481,260	Aug 12	3,730
HEATING OIL FUTURE	4	^	455,263	Aug 12	11,659
JPN 10Y BOND	3	#	5,393,094	Sept 12	9,133
JPN YEN CURRENCY FUTURE	11	^#	1,723,563	Sept 12	(7,601)
LEAN HOGS CME	24	^	849,240	July 12 through Dec 12	28,230
LIVE CATTLE FUTURE CME	21	^	1,031,240	Aug 12 through Dec 12	10,230
See accompanying notes to financial statements.
Quantitative Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF FUTURES CONTRACTS (Continued)
June 30, 2012

Description	Long Contracts		Notional Amount at Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
LONDON GILT FUTURE	20	^#	$ 3,730,287	Sept 12	$ 9,176
MEXICAN PESO FUTURE	4	#	148,750	Sept 12	6,700
NASDAQ 100 E-MINI	3	#	156,585	Sept 12	5,985
NATURAL GAS FUTURE	14	^	427,400	Aug 12 through Nov 12	17,920
RUSSELL 2000 MINI	1	#	79,540	Sept 12	5,020
S&P MID 400 EMINI	1	#	93,950	Sept 12	3,700
S&P500 EMINI FUTURE	4	#	271,280	Sept 12	8,318
SILVER FUTURE	2	^	276,120	Sept 12	(1,930)
SOYBEAN FUTURE CBT	7	^	499,712	Nov 12	22,713
SOYBEAN MEAL FUTURE CBT	1	^	42,950	Aug 12	480
SOYBEAN OIL FUTURE CBOT	3	^	95,544	Dec 12	684
US 10YR NOTE FUTURE	17	#	2,267,375	Sept 12	4,492
US 2YR NOTE (CBT)	23	#	5,064,313	Sept 12	(3,438)
US 5YR NOTE (CBT)	25	^#	3,099,219	Sept 12	3,273
US LONG BOND (CBT)	11	^#	1,627,656	Sept 12	3,125
WHEAT FUTURE KANSAS	1	^	38,925	Dec 12	2,913
WHEAT FUTURE (CBT)	35	^	1,359,313	Dec 12	38,913

	Net Unrealized Appreciation from Open Long Futures Contracts				$ 431,664

See accompanying notes to financial statements.
Description	Short Contracts		Notional Amount at Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
3MO EUROYEN TFX	11	#	$ 3,429,329	Dec 12 through Sept 13	$ (78)
90DAY STERLING FUTURE	11	#	2,137,414	Dec 12 through Mar 13	568
A$ CURRENCY FUTURE	12	#	1,220,280	Sept 12	(18,155)
AUST 10YR BOND FUTURE	2	#	256,737	Sept 12	1,210
BP CURRENCY FUTURE	2	#	195,963	Sept 12	(294)
BRENT CRUDE FUTURE	19	^#	1,859,640	Aug 12 through Sept 12	(31,110)
C$ CURRENCY FUTURE	8	^#	785,280	Sept 12	(6,405)
CAC40 10 EURO FUTURE	2	#	80,777	July 12	(1,227)
CAD BANK ACCEPT	83	#	20,147,335	Sept 12 through Dec 12	3,095
CATTLE FEEDER FUTURE CME	2	^	151,450	Aug 12	4,475
See accompanying notes to financial statements.
Quantitative Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF FUTURES CONTRACTS (Continued)
June 30, 2012

Description	Short Contracts		Notional Amount at Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
CHF CURRENCY FUTURE	4	^	$ 528,050	Sept 12	$ (6,375)
COCOA FUTURE	8	^	183,410	Sept 12 through Dec 12	(8,950)
COFFEE 'C' FUTURE	3	^	192,038	Sept 12	(17,250)
COPPER FUTURE	4	^#	350,400	Sept 12 through Dec 12	(11,351)
CRUDE OIL FUTURE	30	^#	2,551,670	Aug 12 through Sept 12	(35,520)
DJ EURO STOXX 50	6	^#	171,196	Sept 12	(1,265)
EURO FX CURRENCY FUTURE	20	#	3,167,000	Sept 12	(19,332)
EURO-BOBL FUTURE	4	#	637,160	Sept 12	(203)
EURO-BUND FUTURE	12	#	2,139,386	Sept 12	17,449
EURODOLLAR	13	#	3,231,475	June 13 through Dec 13	238
GOLD 100 OZ FUTURE	1	#	160,420	Aug 12	(6,140)
HEATING OIL FUTURE	1	#	113,816	Aug 12	(3,931)
LEAN HOGS CME	24	^	853,080	Aug 12 through Oct 12	(24,020)
LIVE CATTLE FUTURE CME	21	^	1,044,960	Oct 12	(2,120)
MSCI TAIWAN INDEX	1	^	25,340	July 12	(70)
NATURAL GAS FUTURE	15	^#	429,960	Aug 12 through Oct 12	(7,310)
S&P500 EMINI FUTURE	3	#	203,460	Sept 12	203
SOYBEAN OIL FUTURE CBOT	4	^	127,392	Dec 12	(5,616)
SPI 200 FUTURES	1	#	103,778	Sept 12	1,023
TOPIX INDX FUTURE	4	^	384,837	Sept 12	(4,004)
US 2YR NOTE (CBT)	10	#	2,201,875	Sept 12	1,594
US LONG BOND (CBT)	5	#	739,844	Sept 12	4,086
WHEAT FUTURE KANSAS	1	^	37,800	Sept 12	(2,825)
WHEAT FUTURE (CBT)	32	^	1,211,600	Sept 12	(30,975)

	Net Unrealized Depreciation from Open Short Futures Contracts				$ (210,585)

	Net Unrealized Appreciation from Open Futures Contracts				$ 221,079

^ All or a portion of this is a holding of AlphaMetrix Diversified Offshore Fund.
# All or a portion of this is a holding of AlphaMetrix Diversified Offshore II Fund.

See accompanying notes to financial statements.

Quantitative Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012

ASSETS
Investment securities:
At cost	$ 7,263,179
At value	$ 7,275,102
Cash at broker	3,202,669
Cash	1,132,053
Foreign Currency (Cost $39,282)	39,228
Unrealized appreciation on open future contracts	221,079
Receivable due from Advisor	51,986
Receivable for Fund shares sold	57,022
Dividends and interest receivable	6,977
Prepaid expenses and other assets	21,155
TOTAL ASSETS	12,007,271

LIABILITIES
Accrued incentive fees	75,852
Accrued sponsor fees	24,082
Accrued management fees	18,708
Accrued organizational fees	18,177
Fees payable to other affiliates	5,886
Distribution (12b-1) fees payable	344
Accrued expenses and other liabilities	71,122
TOTAL LIABILITIES	214,171
NET ASSETS	$ 11,793,100

Composition of Net Assets:
Paid in capital [$0 par value, unlimited shares authorized]	$ 11,924,678
Accumulated net investment loss	(207,619)
Net realized loss from securities, futures contracts, forward
exchange contracts and currency transactions	(156,907)
Net unrealized appreciation of investments, futures contracts
and translation of assets and liabilities in foreign currencies	232,948
NET ASSETS	$ 11,793,100

See accompanying notes to financial statements.
Quantitative Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
June 30, 2012

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 1,506,936
Shares of beneficial interest outstanding	152,409
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)(b)	$ 9.89
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 10.49

Class C Shares:
Net Assets	$ 88,885
Shares of beneficial interest outstanding	8,943
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.94

Class I Shares:
Net Assets	$ 10,197,279
Shares of beneficial interest outstanding	1,031,527
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.89

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.
(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Quantitative Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period Ended June 30, 2012 (a)

INVESTMENT INCOME
Dividends	$ 24,885
Interest	916
TOTAL INVESTMENT INCOME	25,801
EXPENSES
Incentive fees+	75,852
Investment advisory fees	47,626
Legal fees	40,678
Administrative services fees	37,693
Transfer agent fees	37,454
Sponsor fees+	32,220
Management fees+	29,288
Registration fees	28,436
Accounting services fees	22,738
Organizational fees+	18,177
Audit fees	46,934
Professional fees	15,395
Printing and postage expenses	8,468
Custodian fees	3,768
Trustees fees and expenses	3,492
Distribution (12b-1) fees:
Class A	910
Class C	136
Other expenses+	22,813
TOTAL EXPENSES	472,078
Less: Fees waived/reimbursed by the Advisor	(211,570)
NET EXPENSES	260,508
NET INVESTMENT LOSS	(234,707)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) from
Security transactions	563
Futures contracts	(134,163)
Brokerage commissions	(23,477)
Currency transactions	548
Distributions of capital gains from underlying investment companies	170
(156,359)
Net change in unrealized appreciation (depreciation) of:
Investments	11,923
Translation of assets and liabilities in foreign currencies	(54)
Futures contracts	221,079
232,948
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	76,589
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (158,118)

(a) The Quantitative Managed Futures Strategy Fund commenced operations on November 11, 2011.
+	All or a portion is an expense of AlphaMetrix Diversified Offshore Fund and/or AlphaMetrix Diversified Offshore II Fund. See note 4.

See accompanying notes to financial statements.

Quantitative Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
June 30,
2012 (a)
FROM OPERATIONS
Net investment loss	$ (234,707)
Net realized loss from security transactions, futures contracts
and foreign currency transactions	(156,529)
Distributions of capital gains from underlying investment companies	170
Net change in unrealized appreciation (depreciation)
of investments, open future contracts and
translation of assets and liabilities denominated in foreign currencies	232,948
Net decrease in net assets resulting from operations	(158,118)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,547,970
Class C	89,510
Class I	10,615,495
Redemption fee proceeds:
Class A	39
Class I	601
Payments for shares redeemed:
Class A	(21,552)
Class I	(280,845)
Net increase in net assets from shares of beneficial interest	11,951,218

TOTAL INCREASE IN NET ASSETS	11,793,100

NET ASSETS
Beginning of Period	-
End of Period *	$ 11,793,100
*Includes accumulated net investment loss of:	$ (207,619)

(a)	The Quantitative Managed Futures Strategy Fund commenced operations on November 11, 2011.
See accompanying notes to financial statements.
Quantitative Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the
Period Ended
June 30,
2012 (a)

SHARE ACTIVITY
Class A:
Shares Sold	154,579
Shares Redeemed	(2,170)
Net increase in shares of beneficial interest outstanding	152,409

Class C:
Shares Sold	8,943
Net increase in shares of beneficial interest outstanding	8,943

Class I:
Shares Sold	1,059,562
Shares Redeemed	(28,035)
Net increase in shares of beneficial interest outstanding	1,031,527

(a) The Quantitative Managed Futures Strategy Fund commenced operations on November 11, 2011.

See accompanying notes to financial statements.

Quantitative Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

		Class A		Class C	Class I
		Period Ended		Period Ended	Period Ended
		June 30,		June 30,	June 30,
		2012 (1)		2012 (1)	2012 (1)
Net asset value, beginning of period		$ 10.00		$ 10.00	$ 10.00

Activity from investment operations:
	Net investment loss (2)	(0.46)		(0.42)	(0.47)
	Net realized and unrealized
	gain on investments and
	foreign currency transactions	0.35		0.36	0.36
Total from investment operations		(0.11)		(0.06)	(0.11)

Paid-in-capital from redemption fees		0.00	(12)	-	0.00	(12)

Net asset value, end of period		$ 9.89		$ 9.94	$ 9.89

Total return (3)(8)		(1.10)%		(0.60)%	(1.10)%

Net assets, at end of period (000s)		$ 1,507		$ 89	$ 10,197

Ratios including the income and expenses of ADOF and ADOF II
Ratio of gross expenses to average
	net assets (4)(5)(6)(9)	19.26%		13.99%	14.15%
Ratio of net expenses to average
	net assets (5)(6)(10)	8.35%		9.10%	8.10%
Ratio of net investment loss
	to average net assets (5)(7)(11)	(7.20)%		(6.59)%	(7.34)%

Portfolio Turnover Rate (8)		32%		32%	32%

(1)	The Quantitative Managed Futures Strategy Fund commenced operations November 11, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents
	the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense
	reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of
	dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.
(9)	Ratio of gross expenses to average net assets excluding
	the expenses of ADOF and ADOF II (4)(5)(6)	12.90%		7.64%	7.79%
(10)	Ratio of net expenses to average net assets excluding
	the expenses of ADOF and ADOF II (5)(6)	1.99%		2.74%	1.74%
(11)	Ratio of net investment loss to average net assets
	excluding the income and expenses of
	ADOF and ADOF II (5)(7)	(0.84)%		(0.23)%	(0.98)%
(12)	Amount represents less than $0.01.

See accompanying notes to financial statements.

Quantitative Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

June 30, 2012

1.

ORGANIZATION

The Quantitative Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund currently offers three distinct share classes; Class A, Class C and Class I shares. The Fund seeks absolute returns regardless of equity market performance with less volatility than equity markets.

Class C and Class I shares are offered at net asset value.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The consolidated financial statements include Quantitative Managed Futures Strategy Fund (“QMFS”) and its wholly owned subsidiaries QMFS Fund Limited (“QMFS-CFC”) and AlphaMetrix Diversified Offshore II Fund (“ADOF II’). In addition, the consolidated financial statements include AlphaMetrix Diversified Offshore Fund (“ADOF”), a wholly owned subsidiary of QMFS-CFC.  ADOF and ADOF II commenced operations on March 19, 2012 and are incorporated in the Cayman Islands as exempted companies with limited liability. All inter-company accounts and transactions have been eliminated in consolidation.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Quantitative Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Absolute Private Wealth Management, LLC (the “Advisor”) fair values the investments of ADOF and ADOF II daily, based on the Commodity Trading Advisor’s (the “CTA”) estimated position information on a same-trading day basis. The Advisor reviews and approves current day pricing of the CTA positions, as received from the administrator of ADOF and ADOF II, which includes an estimated profit and loss amount, which is then used to determine a daily fair value NAV for each CTA.  The Advisor’s fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis.   For financial reporting purposes, at June 30, 2012, the NAV is calculated using the current market values of the Fund’s total consolidated assets as of the close of the regular trading session of the exchange or the close price at 4pm eastern time.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Debt Funds	$ 6,129,068	$ -	$ -	$ 6,129,068
Short-Term Investment	1,146,034	-	-	1,146,034
Open Long Futures Contracts	-	431,664	-	431,664
Total	$ 7,275,102	$ 431,664	$ -	$ 7,706,766

Liabilities	Level 1	Level 2	Level 3	Total
Open Short Futures Contracts	$ -	$ 210,585	$ -	$ 210,585
Total	$ -	$ 210,585	$ -	$ 210,585

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

Consolidation of Subsidiaries – QMFS may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with QMFS's investment objectives and policies.

QMFS-CFC, through its investments in global macro or managed futures programs, utilizes commodity based derivative products to facilitate QMFS's pursuit of its investment objective.   The managed futures programs have been accessed by investments in “systematic trading companies” and operations of the systematic trading companies were consolidated during the current period. In accordance with its investment objective and through its exposure to the aforementioned commodity based derivative products, QMFS may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the QMFS Prospectus.

Quantitative Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

A summary of QMFS's investments in QMFS-CFC, ADOF and ADOF II as of June 30, 2012 is as follows:

Fair Value of QMFS-CFC	$ 2,179,877
Percentage of the Fund's Total Net Assets	18.48%

Fair Value of ADOF	$ 2,012,523
Percentage of the Fund's Total Net Assets	17.07%

Fair Value of ADOF II	$ 2,397,526
Percentage of the Fund's Total Net Assets	20.33%

For tax purposes, QMFS-CFC is an exempted Cayman investment company. QMFS-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, QMFS-CFC is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, QMFS-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Foreign currency transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities.   Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).    During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.   Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.   If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.   Risks may exceed amounts recognized in the Statements of Assets and Liabilities.    With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. For the period ended June 30, 2012, the Fund had realized losses of $157,640 from futures contracts.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Quantitative Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Derivative Financial Instruments – Derivative financial instruments speculatively traded by ADOF and ADOF II can include U.S. and foreign futures and options on futures contracts and forward currency contracts (collectively, “derivatives”) whose values are based upon an underlying asset, indices, or reference rates, and generally represent future commitments to exchange cash flows, or to purchase or sell other financial instruments at specified future dates.  A derivative contract may be traded on an exchange or over the counter (“OTC”). Exchange-traded derivatives are standardized and include futures and options on futures contracts. OTC derivative contracts are negotiated between contracting parties and include forward currency contracts and certain options. Derivatives are subject to various risks similar to those related to the underlying financial instruments including market and credit risks.

Market risk is the potential for changes in the value of derivatives due to market changes, including interest and foreign exchange rate movements and fluctuations in commodity and security prices. Market risk is directly impacted by the volatility and liquidity in the markets in which the related underlying assets are traded. The market risk of ADOF and ADOF II is managed by the underlying Trading Advisors according to each respective Program. ADOF and ADOF II are exposed to a market risk equal to the notional contract value of the derivatives contracts purchased and unlimited liability on such contracts sold short.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. Credit risk due to exchange traded financial instruments is significantly reduced by the regulatory requirements of the individual exchanges on which the instruments are traded. At any point in time, the credit risk for OTC derivatives is limited to the net unrealized gain for each counterparty for which a netting agreement exists, if any. In a similar fashion, liabilities represent net amounts owed to counterparties. As of June 30, 2012, the credit risk exposure for ADOF’s and ADOF II’s outstanding OTC derivatives was $0.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The U.S. Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. Treasury bills) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

ADOF and ADOF II have a substantial portion of their assets on deposit with counterparties. In the event of a counterparty’s insolvency, recovery of ADOF’s & ADOF II’s assets on deposit may be limited to account insurance or other protection afforded such deposits.

Pursuant to the Programs, ADOF & ADOF II engage in the speculative trading of derivatives. These derivatives include both financial and non-financial contracts held as part of a diversified trading strategy. ADOF and ADOF II are exposed to both market risk, the risk arising from changes in the market value of the contracts, and credit risk with the clearing broker, the risk of failure by another party to perform according to the terms of a contract.

Quantitative Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities for the period ended June 30, 2012:

Location on the Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/ Commodity/ Interest Rate Contracts	Unrealized appreciation on open futures contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2012

Asset Derivatives Investment Value
	Commodity	Currency	Equity	Interest Rate	Total for the Period Ended June 30, 2012
Futures*	$ 400,030	$ 31,403	$ 34,918	$ 113,558	$ 579,909
Totals	$ 400,030	$ 31,403	$ 34,918	$ 113,558	$ 579,909

Liability Derivatives Investment Value
	Commodity	Currency	Equity	Interest Rate	Total for the Period Ended June 30, 2012
Futures*	$ 189,386	$ 74,417	$ 6,566	$ 88,461	$ 358,830
Totals	$ 189,386	$ 74,417	$ 6,566	$ 88,461	$ 358,830

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Portfolio of Futures Contracts.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended June 30, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from futures contracts
Net change in unrealized appreciation/depreciation from futures contracts

Quantitative Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

The following is a summary of the Fund’s unrealized and realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the period ended June 30, 2012:

Unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the Period Ended June 30, 2012
Futures	$ 210,642	$ (43,012)	$ 28,351	$ 25,098	$ 221,079
Totals	$ 210,642	$ (43,012)	$ 28,351	$ 25,098	$ 221,079

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the Period Ended June 30, 2012
Futures	$ (222,738)	$ (36,465)	$ 18,355	$ 106,685	$ (134,163)
Totals	$ (222,738)	$ (36,465)	$ 18,355	$ 106,685	$ (134,163)

The derivative instruments outstanding as of June 30, 2012 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

3. INVESTMENT TRANSACTIONS

For the period ended June 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $7,118,070 and $1,001,487 respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Absolute Private Wealth Management, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets.   The Advisor also serves as the Advisor of QMFS-CFC and the Fund is the sole investor of QMFS-CFC. Pursuant to a separate Advisory Agreement, the Advisor has voluntarily agreed to proportionately waive its fee of 1.50% per annum for QMFS-CFC to avoid double charging on the same assets.

Quantitative Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until October 31, 2012, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) do not exceed 1.99%, 2.74% and 1.74% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively.   For the period ended June 30, 2012, the Advisor waived fees and reimbursed expenses in the amount of $211,570.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.99%, 2.74% and 1.74% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.99%, 2.74% and 1.74% of average daily net assets for each share class. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.99%, 2.74% and 1.74%, respectively per annum of the average daily net assets, the reimbursements shall be suspended. As of June 30, 2012, $211,570 is subject to recapture by the Fund by June 30, 2015.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

During the period ended June 30, 2012, QMFS and QMFS-CFC held 100% of the outstanding units of the ADOF II and ADOF, respectively. The Advisor has contractually agreed to compensate the Trading Advisor for each of the CTA programs in the following way:

The Fund pays each Trading Advisor a management fee (the “Management Fee”) at an annual rate of between 0% and 3%, pursuant to each respective trading agreement, to be calculated and accrued monthly as a percentage of the designated account size payable in arrears as of the last business day of the month, regardless of the amount of assets deposited by the Fund with the clearing broker. The Designated Account Size is the amount communicated to each Trading Advisor by the Sponsor on its monthly trading level report, as the same may be revised from time to time by the Sponsor in its sole discretion upon notice to the Trading Advisor, plus or minus profits and losses as set forth in each trading agreement. The Fund accrues for incentive fees throughout the quarter but are not realized by each Trading Advisor until the fees crystalize pursuant to each trading agreement. The Fund incurred management fees of $29,288 for the period ended June 30, 2012 of which $18,708 is payable at June 30, 2012.

Quantitative Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Pursuant to each respective trading agreement, each Trading Advisor shall be entitled to a quarterly incentive fee (the “Incentive Fee”), ranging between 0% and 30%, per annum, of new net profits (if positive) which consists of (i) the cumulative profits generated by the Trading Advisor for the Fund during the applicable quarter, including realized and unrealized profits, less (ii) (a) interest income generated by account during the applicable quarter, (b) all transaction costs and applicable Fund related expenses incurred during the applicable quarter (including, but not limited to, the Management Fee), as determined by the sponsor in its reasonable discretion, and (c) the loss carryforward, if any. All Incentive Fees actually paid to each of the Trading Advisors will be retained by the Trading Advisor and will not be repaid even if subsequent losses are experienced. The Fund incurred incentive fees of $75,852 for the period ended June 30, 2012, all of which was payable at June 30, 2012.

ADOF and ADOF II are sponsored by AlphaMetrix, LLC (the “Sponsor”). The Sponsor will receive a monthly sponsor fee (the “Sponsor Fee”) which is charged on a sliding scale based upon the aggregate Trading Level, as disclosed in the intent letter. The Sponsor Fee includes administration and sponsorship. The basis point fee is charged on total aggregate Trading Level and ADOF and ADOF II and is payable to the Sponsor on the aggregate Trading Level. For the period from March 19, 2012 to June 30, 2012 ADOF and ADOF incurred Sponsor Fees of $15,500 and $16,720, respectively. As of June 30, 2012 $9,675 and $14,407 of Sponsor Fees remained payable by ADOF and ADOF II, respectively.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares.   The Distributor is an affiliate of GFS. During the period ended June 30, 2012, the Distributor received $15,581 in underwriting commissions for sales of Class A shares, of which $2,129 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2012, with the approval of the Board, each Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

Quantitative Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5. REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the period ended June 30, 2012, the Fund assessed redemption fees in the amount of $640.

6.  TAX COMPONENTS OF CAPITAL

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October	Unrealized	Other	Total
Ordinary	Long-Term	Loss	and Late Year	Appreciation/	Book/ Tax	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Differences	Earnings/(Deficits)
$ -	$ -	$ -	$ (114,399)	$ (33,813)	$ 16,634	$ (131,578)

The difference between book basis and tax basis unrealized depreciation, undistributed ordinary income, accumulated net realized loss from investments and other book/tax differences are primarily attributable to the adjustments for the Fund’s wholly owned subsidiary.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses as follows:

Late Year
Losses
$ 80,327

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses as follows:

Capital
Losses
$ 34,072

Quantitative Managed Futures Strategy Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Permanent book and tax differences, primarily attributable to non-deductible expenses and the tax treatment of foreign currency gains (losses), resulted in reclassification for the period ended June 30, 2012 as follows: a decrease in paid in capital of $26,540; a decrease in accumulated net investment losses of $27,088; and an increase in accumulated net realized loss from security transactions of $548.

7.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Quantitative Managed Futures Strategy Fund

EXPENSE EXAMPLES

June 30, 2012 (Unaudited)

As a shareholder of the Quantitative Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Quantitative Managed Futures Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Quantitative Managed Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual	Hypothetical (5% return before expenses)
Fund’s Annualized Expense Ratio		Beginning Account Value 1-1-12	Ending Account Value 6-30-12	Expenses Paid During Period*	Ending Account Value 6-30-12	Expenses Paid During Period*
Class A Shares	9.53%	$1,000.00	$989.00	$47.13	$977.47	$46.86
Class C Shares	10.28%	$1,000.00	$994.00	$50.97	$973.74	$50.45
Class I Shares	9.28%	$1,000.00	$989.00	$45.89	$978.72	$45.66

* Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Quantitative Managed Futures Strategy Fund

(Northern Lights Fund Trust)

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Quantitative Managed Futures Strategy Fund (the “Fund”), a series of Northern Lights Fund Trust, as of June 30, 2012, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period November 11, 2011 (commencement of operations), through June 30, 2012. These consolidated financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodians and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quantitative Managed Futures Strategy Fund as of June 30, 2012, and the results of its consolidated operations, consolidated changes in its net assets, and the consolidated financial highlights for the period November 11, 2011 (commencement of operations) to June 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

September 21, 2012

Quantitative Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION

June 30, 2012 (Unaudited)

Approval of Advisory Agreement – Quantitative Managed Futures Strategy Fund

In connection with a regular meeting held on March 23, 2011 the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Absolute Private Wealth Management LLC (“Absolute Private” or the “Adviser”) and the Trust, on behalf of Quantitative Managed Futures Strategy Fund (“Quantitative” or the “Fund”).  In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) the Fund’s overall fees and operating expenses compared with similar mutual funds; (b) the overall organization of the Adviser; (c) investment management staffing; and (d) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience of its portfolio management personnel.  The Board then reviewed the capitalization of the  Adviser based on financial information provided in the Board Materials. The Board concluded that the Adviser was sufficiently capitalized (or has other financial resources) to meet its obligations to the Trust.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

 Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  However, the Board, including the Independent Trustees, considered the Adviser’s experience evaluating and selecting CTAs and commodity pools. The Board concluded that the Adviser has potential to deliver favorable performance.

 Fees and Expenses.  The Board noted that the Adviser would charge a 1.50% annual advisory fee based on the average net assets of the Fund.  The Board noted that the advisory fee that Quantitative will pay its Adviser is average among its peer group and that the funds in that peer group that have a lower management fee do not have a sub-adviser. The Trustees concluded that the Fund’s advisory fee was acceptable in light of the quality of the services the Fund expects to receive from the Adviser and the level of fees paid by similar  funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether the Fund will initially benefit from economies of scale with  respect to the management of the Fund and whether there is potential for realization of any future economies of scale.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

Quantitative Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2012 (Unaudited)

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits to be realized by the Adviser from other activities related to the Fund. The Trustees considered, with respect to the Fund, the proposed advisory fees, other benefits to the Adviser and expected asset levels. The Board also considered the expected impact of expense limitation agreement on the Adviser. The Board concluded that the Adviser’s expected level of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

Quantitative Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2012 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	99

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	99	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (since  2007); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Quantitative Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2012 (Unaudited)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	99	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Quantitative Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2012 (Unaudited)

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen Born in 1972	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Adviser Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and GemCom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-QMF-FUND.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-QMF-FUND or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-QMF-FUND.

INVESTMENT ADVISOR

Absolute Private Wealth Management LLC
1001 West Loop South, Suite 811

Houston, TX 77027

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $23,000

(b)

Audit-Related Fees

2011 – None

(c)

Tax Fees

2012 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/24/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/24/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/24/12